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                     PAINEWEBBER PACE SELECT ADVISORS TRUST

             SUPPLEMENT TO PROSPECTUSES DATED NOVEMBER 27, 2000 FOR
                                 CLASS P SHARES
                                       AND
                          PACE MONEY MARKET INVESTMENTS



                                                                   May 1, 2001
Dear Investor,

The purpose of this supplement is to notify you of the following changes:

The manager and distributor of PACE has been renamed Brinson Advisors, Inc. Brinson Advisors is a wholly owned asset management subsidiary of UBS Americas Inc. UBS Americas Inc. is a wholly owned subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

PaineWebber Incorporated has been renamed "UBS PaineWebber Inc."


For more information on the PACE funds, please contact your Financial Advisor.





                                                 Item #: ZS-94